SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2002



                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                       0-12957                        22-237286
(State or other jurisdiction        (Commission                   (IRS Employer
     of incorporation)              File Number)                 Identification)



                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 980-4500



                                      N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Enzon, Inc. announced today that Schering-Plough Corporation has advised it of the following:

          o Prior to the launch of the combination therapy of PEG-INTRON(TM) and REBETOL(R) in the United States in October 2001, Schering-Plough initiated a program called the PEG-INTRON Access Assurance program. This program was established to ensure that patients who begin treatment will have uninterrupted access to a full course of therapy.

          o To date, more than 60,000 patients have enrolled in the Access Assurance program. Schering-Plough believes that there is adequate supply of PEG-INTRON to meet the needs of all patients currently on therapy.

          o Schering-Plough believes that the Access Assurance program will soon need to transition to a wait list for newly enrolling patients in the U.S. Initially, it is expected that patients put on the wait list would be able to begin treatment in about 10 to 12 weeks from enrolling.

          o Schering-Plough believes that there is an adequate supply of PEG-INTRON to meet current demand in international markets. The Access Assurance program was implemented for the U.S. only and there is no similar program for other markets.

     PEG-INTRON is a longer-action form of INTRON(R) A (interferon alfa-2b, recombinant) Injection that uses proprietary PEG technology developed by Enzon. Under Enzon's licensing agreement with Schering-Plough, Enzon is entitled to royalties on worldwide sales of PEG-INTRON. Schering-Plough holds an exclusive worldwide license to PEG-INTRON.

     PEG-INTRON and REBETOL combination therapy received U.S. Food and Drug Administration approval in August 2001 for the treatment of chronic hepatitis C in patients with compensated liver disease who have not been previously treated with interferon alpha and are at least 18 years of age. The launch of this combination therapy in the U.S. was announced in October 2001. The combination therapy was approved for hepatitis C in the European Union in March 2001.

     Except for the historical information herein, the matters discussed in this Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors, which are described in Enzon's Form 10-K, Form 10-Qs and Form 8-Ks on file with the SEC, including without limitation, risks in obtaining and maintaining regulatory approval for indications and expanded indications as well as manufacturing processes, market acceptance of and continuing demand for Enzon's products, the effective marketing of PEG-INTRON by Schering-Plough and the impact of competitive products and pricing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 16, 2002

                                                        ENZON, INC.
                                             -------------------------------
                                                       (Registrant)


                                         By: /s/ Kenneth J. Zuerblis
                                             -------------------------------
                                             Kenneth J. Zuerblis
                                             Vice President,
                                             Finance and Chief Financial Officer



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